Distribution of Profits	12 Months Ended
Dec. 31, 2013
Distribution of Profits
23	Distribution of profits

As stipulated by the relevant PRC laws and regulations applicable to the Company’s subsidiaries in the PRC, the Company is required to make appropriations from net income as determined in accordance with accounting principles and the relevant financial regulations applicable to PRC enterprise to non-distributable reserves (also referred to as “statutory common reserves”) which included a statutory surplus reserve and a statutory welfare reserve as of December 31, 2005. Based on revised PRC Company law which took effect on January 1, 2006, the PRC subsidiaries are no longer required to make appropriations to the statutory welfare reserve but appropriation to the statutory surplus reserve are still required to be made at not less than 10% of the profit after tax as determined under generally accepted accounting principles in the PRC. The appropriations to statutory surplus reserve are required until the balance reaches 50% of the subsidiaries’ registered capital.

The statutory surplus reserve is used to offset future extraordinary losses. The subsidiaries may, upon a resolution passed by the shareholders, convert the statutory surplus reserve into capital. The statutory welfare reserve was used for the collective welfare of the employees of subsidiaries. These reserves represent appropriations of retained earnings determined according to PRC law and may not be distributed. There were no appropriations to reserves by the Company other than the Company’s subsidiaries in the PRC during any of the years presented. As a result of these laws, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their reserve either in the form of dividends, loans or advances. The amount of this restricted portion was $32,876 and $35,416 as of December 31, 2012 and 2013, respectively.